EXECUTION COPY

ADAPTIMMUNE THERAPEUTICS PLC

As of January 12, 2016

Citibank, N.A.  - ADR Department
388 Greenwich Street
New York, New York 10013

Restricted ADSs (CUSIP No.: 00653A198)

Ladies and Gentlemen:

Reference is made to the Deposit Agreement, dated as of May 11, 2015, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Adaptimmune Therapeutics plc, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., a national banking association (“Citibank”) organized and existing under the laws of the United States of America, as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder.  All capitalized terms used, but not otherwise defined herein, shall have the meaning assigned thereto in the Deposit Agreement.

The Company desires to establish procedures to enable certain holders of Shares of the Company, the names of which will be provided by the Company to the Depositary from time to time (the “Restricted Shareholders”), to hold Shares that constitute Restricted Securities as Restricted ADSs.  The Depositary agrees to accommodate the issuance of Restricted ADSs, provided that (a) the terms of deposit of the Restricted Securities for Restricted ADSs neither (i) prejudice any substantial rights of existing Holders and Beneficial Owners of ADSs under the Deposit Agreement, nor (ii) violate or conflict with any law, rule or administrative position applicable to the ADSs, and (b) the terms of the Deposit Agreement are supplemented as set forth in this Letter Agreement to establish procedures for the deposit of Restricted Securities by or on behalf of Restricted Shareholders.

The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the purpose of accommodating the Restricted ADSs.  The Company and the Depositary agree that this Letter Agreement shall be filed as an exhibit to the Company’s next Registration Statement on Form F-6 filed in respect of the ADSs under the Securities Act, if any.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, notwithstanding the terms of the Deposit Agreement, as follows:

1.           Depositary Procedures.  The Company consents, under Section 2.3 of the Deposit Agreement, to (i) the deposit by or on behalf of each Restricted Shareholder of up to the number of Shares listed opposite such Restricted Shareholder’s name on Schedule I annexed to the Issuance and Delivery Instruction (as hereinafter defined) to be provided by each such Restricted Shareholder to the Depositary from time to time together with a written request for the Depositary to accept the deposit from time to time of such Shares (which request shall not be unreasonably denied) (the “Restricted Shares”) and (ii) the issuance and delivery by the Depositary of the corresponding number of Restricted ADSs in respect thereof in the form of Uncertificated ADSs, upon the terms of Section 2.13 of the Deposit Agreement, as supplemented by this Letter Agreement, to the Restricted Shareholders or their respective designees.  The Restricted ADSs described in the immediately preceding sentence and the Restricted Shares represented thereby are referred to herein as the “Designated Restricted  ADSs” and the “Designated Shares”, respectively.  In connection with each deposit of Designated Shares and request for issuance of Designated Restricted ADSs, each Restricted Shareholder shall deliver to the Depositary, with a simultaneous copy to the Company, a duly completed and signed Issuance and Delivery Instruction substantially in the form of Exhibit A hereto (each an “Issuance and Delivery Instruction”).

EXECUTION COPY

In furtherance of the foregoing, the Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in Section 2.14 of the Deposit Agreement as supplemented by this Letter Agreement, to (i) establish procedures to enable (x) the deposit of the Designated Shares with the Custodian by or on behalf of the Restricted Shareholders as a valid deposit of Shares under the Deposit Agreement in order to enable the issuance by the Depositary to the Restricted Shareholders of Designated Restricted ADSs issued under the terms of this Letter Agreement upon deposit of Designated Shares, and (y) the transfer of the Designated Restricted ADSs, the removal of the transfer and other restrictions with respect to Designated Restricted ADSs in order to create unrestricted ADSs, and the withdrawal of the Designated Shares, in each case upon the terms and conditions set forth in the Deposit Agreement as supplemented by the terms of this Letter Agreement, and (ii) to deliver an account statement (the “Account Statement”) to the holders of Designated Restricted ADSs (“Restricted ADS Holders”) upon the issuance of the Designated Restricted ADSs, in each case upon the terms set forth herein.  Nothing contained in this Letter Agreement shall in any way obligate the Depositary, or give authority to the Depositary, to accept any Shares other than the Designated Shares described herein for deposit under the terms hereof.

2.           Company Assistance.  To the extent not unlawful, the Company agrees to (i) provide commercially reasonable assistance upon the request of and to the Depositary in the establishment of such procedures to enable the acceptance of the deposit by or on behalf of the Restricted Shareholders of the Designated Shares, the issuance of Designated Restricted ADSs, the transfer of Designated Restricted ADSs, the withdrawal of the Designated Shares and the conversion of Designated Restricted ADSs into freely transferable ADSs (in certificated and uncertificated form), and (ii) take all commercially reasonable steps requested by the Depositary to ensure that the acceptance of the deposit of the Designated Shares, the issuance of the Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the conversion of Designated Restricted ADSs into freely transferable ADSs, and the withdrawal of Designated Shares, in each case upon the terms and conditions set forth herein, do not prejudice any substantial existing rights of Holders and Beneficial Owners of ADSs and do not violate the provisions of the Securities Act or any other applicable laws.

In furtherance of the foregoing, the Company shall at the time of execution of this Letter Agreement cause (A) its U.S. counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that (i) assuming its due authorization, execution and delivery, this Letter Agreement is valid, binding and enforceable against the Company under the laws of the State of New York, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally, and as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and (ii) the deposit of Designated Shares by or on behalf of the Restricted Shareholders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, do not require registration of the Designated Shares under the Securities Act, and (B) its UK counsel to deliver an opinion to the Depositary as of the date hereof stating, inter alia, that subject to customary assumptions and qualifications (i) the Company has duly authorized and executed this Letter Agreement, (ii) all regulatory approvals required by the Company by the laws of England and Wales to permit the Company to exercise its rights and perform its obligations under this Letter Agreement have been obtained, and (iii) the execution and delivery of this Letter Agreement by the Company and the performance by the Company of its obligations under this Letter Agreement do not and will not contravene or conflict with any laws of England and Wales of general application.

EXECUTION COPY

3.           Limitations on Issuance of Restricted ADSs.  The Company hereby authorizes the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to issue and deliver Designated Restricted ADSs only (x) in the case of initial issuance upon receipt of (i) a duly completed and signed Issuance and Delivery Instruction from the corresponding Restricted Shareholder, (ii) confirmation from the Custodian of the receipt of the due deposit of the Designated Shares by or on behalf of the corresponding Restricted Shareholder, and (iii) payment of the applicable fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the deposit of Shares and the issuance of ADSs, and (y) in the event of any corporate action of the Company which results in the issuance of Restricted ADSs to the Restricted ADS Holders.

The Depositary shall cause the Designated Restricted ADSs issued upon the deposit of Designated Shares to be separately identified on the books of the Depositary under CUSIP No.: 00653A198 and the Designated Shares to be held, to the extent practicable, separate and distinct by the Custodian from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs.

The Depositary is hereby authorized and directed to issue the Designated Restricted ADSs as Uncertificated ADSs registered in the books of the Depositary in the name of the Restricted Shareholders or their designees for the benefit of the Restricted Shareholders subject to the restrictions specified in Section 4 below.

4.           Stop Transfer Notation and Legend.  The books of the Depositary shall identify the Designated Restricted ADSs as “restricted” and shall contain a “stop transfer” notation to that effect.  The Account Statement to be sent by the Depositary to the Restricted Shareholders upon the issuance of Designated Restricted ADSs shall contain the following legend:

THE RESTRICTED AMERICAN DEPOSITARY SHARES (“RESTRICTED ADSs”) CREDITED TO YOUR ACCOUNT AND THE UNDERLYING RESTRICTED SHARES (“RESTRICTED SHARES”) OF THE COMPANY ARE SUBJECT TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF JANUARY 12, 2016, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “RESTRICTED LETTER AGREEMENT”) AND THE DEPOSIT AGREEMENT, DATED AS OF MAY 11, 2015, AS AMENDED AND SUPPLEMENTED (AS SO AMENDED AND SUPPLEMENTED, THE “DEPOSIT AGREEMENT”).  ALL TERMS USED BUT NOT OTHERWISE DEFINED HEREIN SHALL, UNLESS OTHERWISE SPECIFICALLY DESIGNATED HEREIN, HAVE THE MEANING GIVEN TO SUCH TERMS IN THE RESTRICTED LETTER AGREEMENT, OR IF NOT DEFINED THEREIN, IN THE DEPOSIT AGREEMENT.

EXECUTION COPY

HOLDERS AND BENEFICIAL OWNERS OF THE RESTRICTED ADSs BY ACCEPTING AND HOLDING THE RESTRICTED ADSs, AND ANY INTEREST THEREIN, SHALL BE BOUND BY THE TERMS OF THE DEPOSIT AGREEMENT AND THE RESTRICTED LETTER AGREEMENT.  AT THE TIME OF ISSUANCE OF THE RESTRICTED ADSs, THE SHARES REPRESENTED THEREBY HAD NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND SUCH SHARES AND ADSs HAD NOT BEEN REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT IN A TRANSACTION REGISTERED OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS, OR (B) AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS.  UNLESS A REGISTRATION STATEMENT IS EFFECTIVE WITH RESPECT TO THESE SECURITIES, AS A CONDITION TO PERMITTING ANY TRANSFER OF THESE SECURITIES, EACH OF THE DEPOSITARY AND THE COMPANY MAY REQUIRE THAT IT BE FURNISHED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE DEPOSITARY AND THE COMPANY TO THE EFFECT THAT NO REGISTRATION OR QUALIFICATION IS LEGALLY REQUIRED FOR SUCH TRANSFER.

PRIOR TO THE SALE OF THE RESTRICTED ADSs AND ISSUANCE OF FREELY TRANSFERABLE ADSs IN RESPECT THEREOF, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A RESALE CERTIFICATION AND ISSUANCE INSTRUCTION IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT.  PRIOR TO THE WITHDRAWAL OF THE RESTRICTED SHARES, A HOLDER OF RESTRICTED ADSs WILL BE REQUIRED TO PROVIDE TO THE DEPOSITARY AND TO THE COMPANY A WITHDRAWAL CERTIFICATION IN THE FORM ATTACHED TO THE RESTRICTED LETTER AGREEMENT.  THE TRANSFER AND OTHER RESTRICTIONS SET FORTH HEREIN AND IN THE RESTRICTED LETTER AGREEMENT SHALL REMAIN APPLICABLE WITH RESPECT TO THE RESTRICTED ADSs AND THE RESTRICTED SHARES UNTIL SUCH TIME AS THE PROCEDURES SET FORTH IN THE RESTRICTED LETTER AGREEMENT FOR REMOVAL OF RESTRICTIONS ARE SATISFIED.  NEITHER THE COMPANY NOR THE DEPOSITARY MAKES ANY REPRESENTATION AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.   A COPY OF THE DEPOSIT AGREEMENT AND THE RESTRICTED LETTER AGREEMENT MAY BE OBTAINED FROM THE DEPOSITARY OR THE COMPANY UPON REQUEST.

EXECUTION COPY

5.           Limitations on Transfer of Designated Restricted ADSs.  The Designated Restricted ADSs shall be transferable only by the Restricted ADS Holder thereof upon delivery to the Depositary of (i) all applicable documentation otherwise contemplated by the Deposit Agreement, and (ii) a Transfer Certificate signed by the transferring Restricted ADS Holder substantially in the form attached hereto as Exhibit B (a “Transfer Certification”), and (iii) such other documents as may reasonably be requested by the Depositary under the terms hereof (including, without limitation, opinions of U.S. counsel as to compliance with the terms of the legend set forth above in Section 4).

6.           Limitations On Cancellation of Designated Restricted ADSs.  The Company instructs the Depositary, and the Depositary agrees, not to release any Designated Shares or cancel any Designated Restricted ADSs for the purpose of withdrawing the underlying Designated Shares unless (x) the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied (except for any conditions relating to the Shares not being Restricted Securities), and (y) the Depositary shall have received from the person requesting the withdrawal of the Designated Shares a duly completed and signed Withdrawal Certification substantially in the form attached hereto as Exhibit C (a “Withdrawal Certification”).

7.           Limitations On Exchange of Designated Restricted ADSs for ADSs.  The Company instructs the Depositary, and the Depositary agrees, to cancel the Designated Restricted ADSs and to issue and deliver, if applicable, freely transferable ADSs in respect thereof upon receipt of (i) a duly completed and signed Resale Certification and Issuance Instruction, substantially in the form attached hereto as Exhibit D (a “Resale Certification and  Issuance Instruction”) (ii) an opinion of U.S.  securities counsel as contemplated in the Resale Certification and Issuance Instruction, (iii) payment of the issuance fees, taxes and expenses otherwise payable under the terms of the Deposit Agreement and this Letter Agreement, and (iv) any other documents as may reasonably be requested by the Depositary under the terms of the Deposit Agreement and this Letter Agreement.

8.           Removal of Restrictions.  The Depositary shall remove all stop transfer notations from its records in respect of specified Designated Restricted ADSs and shall treat such Designated Restricted ADSs on the same terms as the ADSs outstanding under the terms of the Deposit Agreement that are not Restricted ADSs upon receipt of (x) written instructions from the Company to do so, and (y) an opinion of U.S.  counsel to the Company stating, inter alia, that the removal of the restrictive notations with respect to Designated Restricted ADSs and the Designated Shares does not violate U.S.  securities laws.  Upon receipt of such instructions and opinion of counsel, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Designated Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (a) removing the stop transfer notations on its records in respect of the applicable ADSs previously identified as Designated Restricted ADSs, and (b) making the formerly Designated Restricted ADSs eligible for Pre-Release Transactions and for inclusion in the applicable book-entry settlement system.

9.           Fungibility.  Except as contemplated herein and except as required by applicable law, the Designated Restricted ADSs shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADSs issued and outstanding under the terms of the Deposit Agreement that are not Restricted ADSs.  Nothing contained herein shall obligate the Depositary to treat Restricted ADS Holders on terms more favorable than those accorded to Holders of ADSs under the Deposit Agreement.

EXECUTION COPY

10.           Representations and Warranties.  To the extent not unlawful, the Company hereby represents and warrants as of the date hereof and as of the date of each subsequent deposit of Designated Shares under this Letter Agreement that to the Company’s knowledge (a) the Designated Shares being deposited or to be deposited by the Restricted Shareholders for the purpose of the issuance of Designated Restricted ADSs are validly issued, fully paid and non-assessable, (b) the deposit from time to time of Designated Shares by or on behalf of Restricted Shareholders and the issuance and delivery of Designated Restricted ADSs, in each case upon the terms contemplated herein, will not, as of the time of such deposit and issuance, require registration under the Securities Act, (c) all approvals required to be obtained by the Company by the laws of England and Wales to permit the deposit of Designated Shares under the Deposit Agreement and this Letter Agreement have been, or will be, obtained prior to the deposit of Designated Shares, (d) the Designated Shares are of the same class as, and rank pari passu with, the other Shares on deposit under the Deposit Agreement, and (e) none of the terms of the Letter Agreement and none of the transactions contemplated in the Letter Agreement violate any court judgment or order issued against the Company or any material contract to which it is a party.  Such representations and warranties shall survive each deposit of Designated Shares and each issuance of Designated Restricted ADSs hereunder.

11.           Indemnity.  Each of the Company and the Depositary acknowledges and agrees that the indemnification provisions of Section 5.8 of the Deposit Agreement shall, to the extent not unlawful, apply to the acceptance of Designated Shares for deposit, the issuance of Designated Restricted ADSs, the transfer of the Designated Restricted ADSs, the addition/removal of the transfer and other restrictions set forth herein with respect to ADSs/Restricted ADSs, and the withdrawal of Designated Shares, in each case upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this Letter Agreement.

This Letter Agreement and the Designated Restricted ADSs shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of such counterparts shall constitute the same agreement.

EXECUTION COPY

The Company and the Depositary have caused this Letter Agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

ADAPTIMMUNE THERAPEUTICS PLC

By:	/s/ James Noble
Name: James Noble
Title: Chief Executive Officer

CITIBANK, N.A.
as Depositary

By:	/s/ Keith Galfo
Name: Keith Galfo
Title: Vice President

EXECUTION COPY

EXHIBITS

A	Issuance and Delivery Instruction

B	Withdrawal Certification

C	Transfer Certificate

D	Resale Certification and Instruction Letter

EXECUTION COPY

EXHIBIT A
to
Letter Agreement, dated as of January 12, 2016
(the “Letter Agreement”), by and between
Adaptimmune Therapeutics plc
and
Citibank, N.A.

____________________

ISSUANCE AND DELIVERY INSTRUCTION

____________________

[DATE]

Citibank, N.A., as Depositary
388 Greenwich Street, 14th Floor
New York, New York 10013
Attn.:	Mr. Niccolò Cominacini
Mr. Brian Teitelbaum

With a simultaneous copy to:

Adaptimmune Therapeutics plc
101 Park Drive, Milton Park
Abingdon, Oxfordshire OX14 4RY
United Kingdom

Attn.: Margaret Henry, Corporate Secretary

Adaptimmune Therapeutics plc (CUSIP No.: 00653A198)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 11, 2015, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Adaptimmune Therapeutics plc, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted Letter Agreement, dated as of January 12, 2016 (the “Restricted Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

EXECUTION COPY

The undersigned holder of Restricted Shares (as defined in the Restricted Letter Agreement) (the “Restricted Shareholder”) hereby advises the Depositary and the Company of its intent to deposit, or cause to be deposited on its behalf, the Designated Shares specified in Schedule I hereto against receipt of the corresponding number of Designated Restricted ADSs.

The Restricted Shareholder hereby represents and warrants to the Depositary that (a) the Designated Shares (as defined in the Restricted Letter Agreement) to be deposited for the purpose of the issuance of Designated Restricted ADSs and the certificates therefor are duly authorized, validly issued, fully paid, non-assessable and have been legally obtained by such Restricted Shareholder, (ii) all preemptive (and similar) rights, if any, with respect to such Designated Shares have been validly waived or exercised, (iii) the Restricted Shareholder (or its agent) that will make such deposit is duly authorized so to do, (iv) the Designated Shares to be presented for deposit are free and clear of any lien, encumbrance, security interest, charge, mortgage or adverse claim, (v) all approvals required by the laws of England and Wales to permit the deposit by the Restricted Shareholder (or its agent) of the specified Designated Shares under the Deposit Agreement and the Restricted Letter Agreement have been obtained prior to the deposit of such Designated Shares and (vi) the Designated Shares to be presented for deposit have not been stripped of any rights or entitlements.  Such representations and warranties shall survive the deposit and withdrawal of Designated Shares, the issuance and cancellation of Designated Restricted ADSs in respect thereof and the transfer of such ADSs.  If any such representations or warranties are false in any way, the Company and the Depositary shall be authorized, at the cost and expense of the person depositing Shares, to take any and all actions necessary to correct the consequences thereof.

Provided that the Depositary has not received written notice from the Company objecting to the issuance and delivery of the Designated Restricted ADS to the undersigned Restricted Shareholder prior to the close of business in New York City on the third business day following the date of the Depositary’s receipt of this Issuance and Delivery Instruction, the undersigned Restricted Shareholder shall thereafter deposit, or cause to be deposited, with the Custodian the Restricted Shares specified in Schedule I hereto and, upon confirmation by the Custodian of such deposit of Restricted Shares, the Depositary agrees to issue and deliver the Designated Restricted ADS to the Restricted Shareholder.

The Restricted Shareholder has executed and delivered or has caused this Issuance and Delivery Instruction to be executed and delivered on its behalf by  its respective officers thereunto duly authorized as of the date set forth above.

[RESTRICTED SHAREHOLDER NAME]

By:
Name:
Title:

EXECUTION COPY

Schedule I

Designated Shares	Designated Restricted ADSs	Name and Address of Restricted Shareholder
Shares	ADSs

EXECUTION COPY

EXHIBIT B
to
Letter Agreement, dated as of January 12, 2016
(the “Letter Agreement”), by and between
Adaptimmune Therapeutics plc
and
Citibank, N.A.

____________________

TRANSFER CERTIFICATE

____________________

[DATE]

Citibank, N.A., as Depositary
388 Greenwich Street, 14th Floor
New York, New York 10013
Attn.:	Mr. Niccolò Cominacini
Mr. Brian Teitelbaum

Adaptimmune Therapeutics plc (CUSIP No.: 00653A198)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 11, 2015, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Adaptimmune Therapeutics plc, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted Letter Agreement, dated as of January 12, 2016 (the “Restricted Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

In connection with the transfer of the Restricted ADSs surrendered herewith (the “Surrendered Restricted ADSs”), the undersigned Holder certifies that:

(CHECK ONE)

___	(a)
The Surrendered Restricted ADSs are being transferred to a person who the undersigned Holder reasonably believes is a “Qualified Institutional Buyer” (within the meaning of Rule 144A under the Securities Act) for the account of a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes only without a view to distribution.

EXECUTION COPY

OR

___	(b)
The Surrendered Restricted ADSs are being transferred to a person other than a U.S. Person (as defined in Regulation S under the Securities Act) in an offshore transaction meeting the requirements of Regulation S under the Securities Act and the transferee is acquiring the Surrendered Restricted ADSs for investment purposes without a view to distribution.

If neither of the items above is checked, the Depositary shall not be obligated to register the Surrendered Restricted ADSs in the name of any person other than the Holder thereof unless and until the conditions to any such transfer or registration set forth in the Deposit Agreement and the Letter Agreement shall have been satisfied.

The transferee has agreed to take, and, if acting on behalf of the Beneficial Owner, then such Beneficial Owner has agreed for the transferee to take, Restricted ADSs identical to the Restricted ADSs surrendered for transfer and subject to the same restrictions on transfer set forth in the Letter Agreement.

By:
Name:
Title:

EXECUTION COPY

MEDALLION GUARANTEE

Name of Firm Issuing Guarantee:______________________________________________________________

Authorized Signature of Officer:_______________________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________________

Address:_________________________________________________________________________________

________________________________________________________________________________________

Area Code and Telephone Number:____________________________________________________________

Dated:___________________________________________________________________________________

EXECUTION COPY

EXHIBIT C
to
Letter Agreement, dated as of January 12, 2016
(the “Letter Agreement”), by and between
Adaptimmune Therapeutics plc
and
Citibank, N.A.

____________________

WITHDRAWAL CERTIFICATION

____________________

[DATE]

Citibank, N.A., as Depositary
388 Greenwich Street, 14th Floor
New York, New York 10013
Attn.:	Mr. Niccolò Cominacini
Mr. Brian Teitelbaum

Adaptimmune Therapeutics plc (CUSIP No.: 00653A198)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 11, 2015, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Adaptimmune Therapeutics plc, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial Owners from time to time of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted Letter Agreement, dated as of January 12, 2016 (the “Restricted Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

1.           This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of Restricted ADSs to the Depositary.

2.           We acknowledge, or, if we are acting for the account of another person, such person has confirmed to us that it acknowledges, that the Restricted ADSs and the Restricted Shares represented thereby have not been registered under the Securities Act.

3.           We certify that either (check one):

(a)           ____           we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby to persons located outside the United States (as defined in Regulation S under the Securities Act) in an offshore transaction in accordance with Rule 904 of Regulation S under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

EXECUTION COPY

(b)           ____           we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares represented thereby in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, provided that in connection with such transfer, we have delivered or will deliver an opinion of U.S. counsel reasonably satisfactory to the Depositary and the Company to the effect that the transfer is exempt from the registration requirements of the Securities Act, or

(c)           ____           we will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (A) in a transaction exempt from registration pursuant to Rule 144 under the Securities Act, if available, (B) in an offshore transaction (as defined in Regulation S under the Securities Act) to persons other than U.S.  Persons (as defined in Regulation S under the Securities Act) in accordance with Rule 904 of Regulation S under the Securities Act, (C) pursuant to any other available exemption from the registration requirements of the Securities Act, or (D) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of the states of the United States, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank (including any such facility maintained by the Depositary), so long as such Restricted Shares are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.

The undersigned hereby instructs the Depositary to cancel the Restricted ADSs specified below, to deliver the Shares represented thereby as specified below and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not cancelled pursuant to these instructions.  The undersigned appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

EXECUTION COPY

Name of Owner:	______________________________________________

Social Security Number or Taxpayer Identification Number of Owner:	______________________________________________

Account Number of Owner:	______________________________________________

Number of Restricted ADSs to be cancelled:	______________________________________________

Delivery Information for delivery	______________________________________________
of Shares Represented by	______________________________________________
Restricted ADSs to be cancelled:	______________________________________________

Date:	______________________________________________

Signature of Owner:	______________________________________________
(Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE
Name of Firm Issuing Guarantee:______________________________________________________________

Authorized Signature of Officer:_______________________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________________

Address:_________________________________________________________________________________

Area Code and Telephone Number:____________________________________________________________

Dated:___________________________________________________________________________________

EXECUTION COPY

EXHIBIT D
to
Letter Agreement, dated as of January 12, 2016
(the “Letter Agreement”), by and between
Adaptimmune Therapeutics plc
and
Citibank, N.A.

____________________

RESALE CERTIFICATION AND INSTRUCTION LETTER

____________________

[DATE]

Citibank, N.A., as Depositary
Depositary Receipt Operations
460 Washington Blvd., 30th Floor
Jersey City, New Jersey 07310
Attn.:	Mr. Christian Glynn

With simultaneous copy to:

Citibank, N.A., as Depositary
388 Greenwich Street, 14th Floor
New York, New York 10013
Attn.:	Mr. Niccolò Cominacini
Mr. Brian Teitelbaum

Adaptimmune Therapeutics plc (CUSIP No.: 00653A198)

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as of May 11, 2015, as amended and supplemented from time to time (the “Deposit Agreement”), by and among Adaptimmune Therapeutics plc, a company organized under the laws of England and Wales (the “Company”), Citibank, N.A., as Depositary (the “Depositary”), and all Holders and Beneficial.  Owners of American Depositary Shares (the “ADSs”) issued thereunder, and (ii) the Restricted Letter Agreement, dated as of January 12, 2016 (the “Restricted Letter Agreement”), by and between the Company and the Depositary.  Capitalized terms used but not defined herein shall have the meanings given to them in the Deposit Agreement, or, in the event so noted herein, in the Restricted Letter Agreement.

EXECUTION COPY

This Resale Certification is being provided in connection with our request to the Depositary to issue freely transferable ADSs (CUSIP No.: 00653A107) in connection with our sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement (the “Sale”).

The undersigned certifies that (please check appropriate box below):

*❑    Sale Pursuant to Resale Registration Statement: (x) the Sale pursuant to which its Restricted ADSs are being sold is covered by a registration statement under the Securities Act that has been declared effective by the Commission and is currently in effect, (y) the ADSs to be delivered upon such sale are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act), and (z) the undersigned has satisfied all applicable prospectus delivery requirements under the Securities Act;

OR

**❑ Sale Exempt from Registration (Post Six Months Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, (y) at least six months have elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company, and (z) the Company is, and has been for a period of at least 90 days immediately prior to the sale, subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all required reports under Sections 13 and 15(d) of the Exchange Act (as applicable) during the 12 months preceding the sale (other than Form 6-K reports),

OR

**❑  Sale Exempt from Registration (Post One Year Sales only): (x) the Restricted ADSs to be transferred and the Restricted Shares represented thereby are not held by an Affiliate of the Company or a person who has been an Affiliate of the Company during the preceding three months, and (y) at least one year has elapsed since the Restricted Shares represented by such Restricted ADSs were acquired from the Company or an Affiliate of the Company,

OR

** ❑ Sale Exempt from Registration (Sales other than Post Six Months Sales  or Post One Year Sales): the Restricted ADSs to be transferred and the Restricted Shares represented thereby are being transferred in a transaction exempt from registration under the Securities Act and the ADSs to be delivered upon transfer are not “Restricted Securities” (within the meaning of Rule 144(a)(3) under the Securities Act).

________________________
* The Company may have delivered the requisite opinion of counsel to cover this transaction to the Depositary.
** The delivery of the requisite opinion of counsel to cover this transaction is the sole responsibility of the selling Restricted ADS holder.

EXECUTION COPY

The undersigned hereby requests that the Depositary:

(i)           debit from the undersigned’s account specified below, for the issuance of unrestricted ADSs, the following number of Restricted ADSs:
___________________________________________
Restricted ADSs (CUSIP No.: 00653A198), and

(ii)           following the debit of the Restricted ADSs as contemplated in (i) above, issue and deliver “free” the following number of ADSs:
___________________________________________
(CUSIP No.: 00653A107)

to the person(s) identified below:

1.           If ADSs are to be issued and delivered by means of book-entry transfer to the DTC account of the undersigned:

Name of DTC Participant acting for undersigned:	_____________________________________________

DTC Participant Account No.:	_____________________________________________

Account No. for undersigned at	_____________________________________________

DTC Participant (f/b/o information):	_____________________________________________

Onward Delivery Instructions of undersigned:	_____________________________________________

Contact person at DTC Participant:	_____________________________________________

Daytime telephone number of contact person at DTC Participant:	_____________________________________________

2.           If ADSs are to be issued and delivered in the form of Uncertificated ADSs or in the form of an ADR:

Name:	_____________________________________________

Street Address:	_____________________________________________

City, State, and Country:	_____________________________________________

Nationality:	_____________________________________________

EXECUTION COPY

Social Security or Tax Identification Number:	_____________________________________________

The undersigned hereby instructs the Depositary to cancel the number of Restricted ADSs sold to the purchaser pursuant to the Sale and, if applicable, to issue to the undersigned a statement identifying the number of Restricted ADSs held by the undersigned and not transferred pursuant to the Sale.  The undersigned irrevocably appoints the Depositary and any of its authorized representatives as its attorney to take the actions contemplated above on behalf of the undersigned.

Name of Owner:	______________________________________________

Social Security Number or Taxpayer Identification Number of Owner:	______________________________________________

Account Number of Owner:	______________________________________________

Date:	______________________________________________

Signature of Owner:	______________________________________________
(Identify Title if Acting in Representative Capacity)

MEDALLION GUARANTEE2

Name of Firm Issuing Guarantee:______________________________________________________________

Authorized Signature of Officer:_______________________________________________________________

Title of Officer Signing This Guarantee:_________________________________________________________

Address:_________________________________________________________________________________

Area Code and Telephone Number:____________________________________________________________

Dated:___________________________________________________________________________________

________________________
2Medallion Guarantee not necessary to be provided in the event unrestricted ADSs are instructed to be delivered to the Restricted ADS Holder in the form of Uncertificated ADSs (i.e., on the Direct Registration System maintained by the Depositary for the ADSs) in connection with the settlement of a sale of such ADSs in a transaction exempt from registration under the Securities Act or covered by a Registration Statement.